As filed with the Securities and Exchange Commission on September 28, 2005
                                                          Registration No. 333-

================================================================================


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ________________________


                              CEMEX, S.A. de C.V.
             (Exact name of registrant as specified in its charter)

      United Mexican States                                 Not Applicable
(State or other jurisdiction                              (I.R.S. Employer
of incorporation or organization)                         Identification No.)

                                                            ______________

          Av. Ricardo Margain Zozaya #325, Colonia Valle del Campestre
                     Garza Garcia, Nuevo Leon, Mexico 66265
                    (Address of principal executive offices)

                 CEMEX, S.A. de C.V. Employee Stock Option Plan
                            (Full title of the plan)
                                 ______________

                                  CEMEX Corp.
                         1200 Smith Street, Suite 2400
                              Houston, Texas 77002
                                 (713) 650-6200
                              Attn: Gilberto Perez
 (Name, address and telephone number, including area code, of agent for service)

                                   Copies to:
                           Robert M. Chilstrom, Esq.
                    Skadden, Arps, Slate, Meagher & Flom LLP
                               Four Times Square
                               New York, NY 10036
                                 ______________

                                                  CALCULATION OF REGISTRATION FEE
======================================================= =============== =================== ================== ===============
                                                                                            Proposed Maximum
                                                                         Proposed Maximum       Aggregate        Amount of
                Title of each class of                   Amount to be     Offering Price     Offering Price     Registration
          securities to be registered (1)(2)            Registered (3)   Per Security (4)          (4)              Fee
------------------------------------------------------- --------------- ------------------- ------------------ ---------------
Ordinary Participation Certificates (Certificados de      40,000,000          $5.07           $202,800,000        $23,870
Participacion Ordinarios ("CPOs")), each representing
two Series A Shares and one Series B Share of CEMEX,
S.A. de C.V..........................................
------------------------------------------------------- --------------- ------------------- ------------------ ---------------
Series A Shares of CEMEX, S.A. de C.V. (5)...........     80,000,000            --                   --                --
------------------------------------------------------- --------------- ------------------- ------------------ ---------------
Series B Shares of CEMEX, S.A. de C.V. (5)...........     40,000,000            --                   --                --
======================================================= =============== =================== ================== ===============

(1)  In addition, pursuant to Rule 416(a) under the Securities Act of 1933, as amended (the
     "Securities Act"), this registration statement also covers such indeterminate amount of securities as may be offered or issued pursuant to the terms of the CEMEX, S.A. de C.V.
     Employee Stock Option Plan to prevent dilution resulting from stock splits, stock dividends or similar transactions.
(2)  American Depositary Receipts evidencing American Depositary Shares ("ADSs") issuable on deposit of the CPOs registered hereby, each ADS representing ten CPOs, have been registered pursuant to a separate Registration Statement on Form F-6 (Reg. No. 333-11338).
(3)  This represents the maximum aggregate projected amount of CPOs issuable under the CEMEX, S.A.
     de C.V. Employee Stock Option Plan over a period of five (5) years.
(4)  Estimated solely for the purpose of calculating the registration fee pursuant to Rules 457 (c)
     and (h) under the Securities Act, based on the average of the high and low prices of the
     Registrant's ADSs on the New York Stock Exchange on September 27, 2005.
(5)  The Series A Shares and Series B Shares comprise the CPOs registered hereby and are not being offered separately.
==============================================================================================================================

                                EXPLANATORY NOTE

The purpose of this registration statement is to register additional CPOs for issuance under the CEMEX, S.A. de C.V. Employee Stock Option Plan (the "Plan"). Pursuant to an amendment to the Plan adopted in 2004, CEMEX, S.A. de C.V. ("CEMEX") is able to grant restricted CPOs under the Plan in lieu of stock options. In accordance with General Instruction E of Form S-8, the contents of CEMEX's registration statement on Form S-8 (File No. 333-13970) filed with the Securities and Exchange Commission on September 28, 2001 (the "Original Form S-8") are incorporated herein by reference and the information required by Part II is omitted, except as supplemented by the information set forth below.

On April 28, 2005, CEMEX's shareholders approved a two for one stock split in the CPOs and the underlying Series A shares and Series B shares that became effective on July 1, 2005. Pursuant to Rule 416(a) under the Securities Act, the Original Form S-8 is deemed to cover the number of additional CPOs and the underlying Series A shares and Series B shares issued in connection with such stock split in respect of the CPOs and the underlying Series A shares and Series B shares registered under the Original Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

         The following documents filed with the Commission by CEMEX pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference in this Registration Statement.

         (a) CEMEX's annual report on Form 20-F for the year ended December 31, 2004, filed with the Commission on May 27, 2005;

         (b) CEMEX's current report on Form 6-K furnished to the Commission on September 19, 2005; and

         (c) The descriptions of CEMEX's American Depositary Shares, CPOs, Series A Shares and Series B Shares contained in Amendment No. 1 to CEMEX's registration statement on Form 8-A/A (SEC File No. 1-14946), filed with the Commission on July 1, 2005, and any amendment or report filed for the purpose of updating such descriptions.

         All documents subsequently filed by CEMEX pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, and any Form 6-K during such period or portions thereof that are identified in such forms as being incorporated into this registration statement, shall be deemed to be incorporated herein by reference and shall be deemed a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein and to be a part hereof shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 8.  Exhibits.

Exhibit
  No.                                  Description

 4.1(a) Form of Trust Agreement between CEMEX, S.A. de C.V., as founder of the trust, and Banco Nacional de Mexico, S.A. regarding the CPOs.(a)
 4.1(b) Amendment Agreement, dated as of November 21, 2002, amending the Trust Agreement between CEMEX, S.A. de C.V., as founder of the trust, and Banco Nacional de Mexico, S.A. regarding the CPOs.(b)
 4.2       Form of CPO Certificate.(a)
 4.3(a) Form of Second Amended and Restated Deposit Agreement (A Shares, B shares and CPOs), dated as of August 10, 1999, among CEMEX, S.A. de C.V., Citibank, N.A. and holders and beneficial owners of American Depositary Shares.(c)
 4.3(b) Form of Amendment No.1 to Second Amended and Restated Deposit Agreement (A Shares, B shares and CPOs), dated as of July 1, 2005, among CEMEX, S.A. de C.V., Citibank, N.A. and holders and beneficial owners of American Depositary Shares.(d)
 4.4       Form of American Depositary Receipt (included in Exhibit 4.3(b)). (d)
 4.5 Form of Certificate for shares of Series A Common Stock of CEMEX, S.A. de C.V. (a)
 4.6 Form of Certificate for shares of Series B Common Stock of CEMEX, S.A. de C.V. (a)
 5.1 Opinion of Lic. Ramiro G. Villarreal, General Counsel of CEMEX, S.A. de C.V., regarding the legality of the CPOs. (e)
 23.1      Consent of KPMG Cardenas Dosal, S.C. (f)
 23.2      Consent of PricewaterhouseCoopers LLP. (f)
 23.3 Consent of Lic. Ramiro G. Villarreal, General Counsel of CEMEX, S.A. de C.V. (included in the opinion filed as Exhibit 5.1). (e)
 24.1 Power of attorney (included in the signature page of this Registration Statement). (f)

__________________
   (a) Incorporated by reference to the Registrant's Registration Statement on Form F-4 (Registration No. 333-10682), filed with the Securities and Exchange Commission on August 10, 1999.
   (b) Incorporated by reference to the Registrant's annual report on Form 20-F filed with the Securities and Exchange Commission on April 8, 2003.
   (c) Incorporated by reference to Amendment No. 2 to the Registrant's Registration Statement on Form F-4 (Registration No. 333-13976), filed with the Securities and Exchange Commission on November 19, 2001.
   (d) Incorporated by reference to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form F-6 (File No. 333-11338) filed with the Securities and Exchange Commission on June 28, 2005.
   (e) Incorporated by reference to the Registrant's Registration Statement on Form F-3 (Registration No. 333-86700), filed with the Securities and Exchange Commission on April 19, 2002.
   (f)   Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Garza Garcia, Nuevo Leon, Mexico on September 28, 2005.

                                        CEMEX, S.A. DE C.V.


                                        By:   /s/ Lorenzo H. Zambrano
                                              -------------------------------
                                              Name:   Lorenzo H. Zambrano
                                              Title:  Chief Executive Officer


                                POWER OF ATTORNEY

         Each person whose signature appears below hereby constitutes and appoints each of Lorenzo H. Zambrano, Hector Medina, Rodrigo Trevino Muguerza, Ramiro Villarreal and Humberto Moreira, or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) under the Securities Act and to sign any instrument, contract, document or other writing of or in connection with the Registration Statement and any amendments and supplements thereto (including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


          Signatures                              Title                                   Date
          ----------                              -----                                   ----

  /s/ Lorenzo H. Zambrano              Chief Executive Officer and                 September 28, 2005
--------------------------------       Chairman of the Board of Directors
Lorenzo H. Zambrano                    (Principal Executive Officer)


 /s/ Armando J. Garcia Segovia         Director                                    September 28, 2005
--------------------------------
Armando J. Garcia Segovia


 /s/ Lorenzo Milmo Zambrano            Director                                    September 28, 2005
--------------------------------
Lorenzo Milmo Zambrano


 /s/ Rodolfo Garcia Muriel             Director                                    September 28, 2005
--------------------------------
Rodolfo Garcia Muriel


 /s/ Rogelio Zambrano Lozano           Director                                    September 28, 2005
--------------------------------
Rogelio Zambrano Lozano


 /s/ Roberto Zambrano Villarreal       Director                                    September 28, 2005
--------------------------------
Roberto Zambrano Villarreal


 /s/ Bernardo Quintana Isaac           Director                                    September 28, 2005
--------------------------------
Bernardo Quintana Isaac


 /s/ Dionisio Garza Medina             Director                                    September 28, 2005
--------------------------------
Dionisio Garza Medina


 /s/ Alfonso Romo Garza                Director                                    September 28, 2005
--------------------------------
Alfonso Romo Garza


 /s/ Mauricio Zambrano Villarreal      Director                                    September 28, 2005
--------------------------------
Mauricio Zambrano Villarreal


 /s/ Tomas Brittingham Longoria        Director                                    September 28, 2005
--------------------------------
Tomas Brittingham Longoria


 /s/ Jose Manuel Rincon Gallardo       Director                                    September 28, 2005
--------------------------------
Jose Manuel Rincon Gallardo


 /s/ Hector Medina Aguiar              Executive Vice President of                 September 28, 2005
--------------------------------       Planning and Director
Hector Medina Aguiar                   (Principal Financial Officer)


 /s/ Rafael Garza                      Chief Comptroller                           September 28, 2005
--------------------------------       (Principal Accounting Officer)
Rafael Garza


 /s/ Gilberto Perez                    Authorized Representative in                September 28, 2005
--------------------------------       the United States
Gilberto Perez


                                  EXHIBIT INDEX

Exhibit
  No.                                  Description

 4.1(a) Form of Trust Agreement between CEMEX, S.A. de C.V., as founder of the trust, and Banco Nacional de Mexico, S.A. regarding the CPOs.(a)
 4.1(b) Amendment Agreement, dated as of November 21, 2002, amending the Trust Agreement between CEMEX, S.A. de C.V., as founder of the trust, and Banco Nacional de Mexico, S.A. regarding the CPOs.(b)
 4.2       Form of CPO Certificate.(a)
 4.3(a) Form of Second Amended and Restated Deposit Agreement (A Shares, B shares and CPOs), dated as of August 10, 1999, among CEMEX, S.A. de C.V., Citibank, N.A. and holders and beneficial owners of American Depositary Shares.(c)
 4.3(b) Form of Amendment No.1 to Second Amended and Restated Deposit Agreement (A Shares, B shares and CPOs), dated as of July 1, 2005, among CEMEX, S.A. de C.V., Citibank, N.A. and holders and beneficial owners of American Depositary Shares.(d)
 4.4       Form of American Depositary Receipt (included in Exhibit 4.3(b)). (d)
 4.5 Form of Certificate for shares of Series A Common Stock of CEMEX, S.A. de C.V. (a)
 4.6 Form of Certificate for shares of Series B Common Stock of CEMEX, S.A. de C.V. (a)
 5.1 Opinion of Lic. Ramiro G. Villarreal, General Counsel of CEMEX, S.A. de C.V., regarding the legality of the CPOs. (e)
 23.1      Consent of KPMG Cardenas Dosal, S.C. (f)
 23.2      Consent of PricewaterhouseCoopers LLP. (f)
 23.3 Consent of Lic. Ramiro G. Villarreal, General Counsel of CEMEX, S.A. de C.V. (included in the opinion filed as Exhibit 5.1). (e)
 24.1 Power of attorney (included in the signature page of this Registration Statement). (f)

__________________
   (a) Incorporated by reference to the Registrant's Registration Statement on Form F-4 (Registration No. 333-10682), filed with the Securities and Exchange Commission on August 10, 1999.
   (b) Incorporated by reference to the Registrant's annual report on Form 20-F filed with the Securities and Exchange Commission on April 8, 2003.
   (c) Incorporated by reference to Amendment No. 2 to the Registrant's Registration Statement on Form F-4 (Registration No. 333-13976), filed with the Securities and Exchange Commission on November 19, 2001.
   (d) Incorporated by reference to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form F-6 (File No. 333-11338) filed with the Securities and Exchange Commission on June 28, 2005.
   (e) Incorporated by reference to the Registrant's Registration Statement on Form F-3 (Registration No. 333-86700), filed with the Securities and Exchange Commission on April 19, 2002.
   (f)   Filed herewith.